EXHIBIT 99.2

Cars.company,

This morning, we announced earnings results for the fourth quarter and full year 2017. I know we have had a busy year, and I can’t thank you enough for all your hard work, which has given us great momentum going into 2018. I am challenging all of us to keep up our pace of innovation, and I’m confident our efforts will pay dividends.

2017 RESULTS – WHAT YOU SHOULD KNOW

Below, I have highlighted three key points from our results:

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Revenue: Revenue for the year was $626.3 million, down 1% year-over-year, in line with the guidance we gave in November. The decline can largely be attributed to a 4% decrease in wholesale revenues partially offset by slight growth in the retail business.

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Traffic: We continue to be focused on growing traffic and gaining greater share of the consumer audience. Average monthly unique visitor count grew 1% in 2017, and total traffic declined 3% year-over-year. Mobile traffic represented 59% of total traffic in 2017, compared to 54% in the prior year. Mobile app traffic was 24% of total traffic for the year, up from 22% in 2016.

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Dealer Count: Dealer customers totaled 21,296 at the end of 2017, which was essentially flat compared to 21,307 at the end of the third quarter of 2017. Direct dealer customers of 14,356 were up 3% compared to the third quarter’s direct dealer customers of 13,963 (up 1% excluding dealer customers transferred from affiliate due to the early conversion of certain of the McClatchy markets).

BUILDING ON RECENT SUCCESS

This year, we have already taken significant additional steps to execute on our strategic growth priorities. We compete in an ever-evolving industry, but I am confident that with our unique competitive advantages and 20 years of experience in the industry we will continue to win with consumers and partners. Some of the things I’m excited about:

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Traffic is on the Upswing. Our total traffic grew 6% year-over-year, and our unique visitors have grown even faster. In addition, SEO is showing steady progress with tight coordination of new product and feature launches, increased content optimization and site improvements.

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Proactive Revenue Generation. In the last two months, we announced the accelerated conversion of the tronc and McClatchy markets, representing nearly 60% of our wholesale revenue. This gives us access to sell directly into 30 additional markets this year, including the important markets of Los Angeles and Chicago.

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Expanding Our Value. Just two weeks ago, we closed on the acquisition of Dealer Inspire and Launch Digital Marketing. The transaction allows us to integrate new and relevant capabilities and talent, adding more value for our partners while providing an opportunity for significant incremental revenue in 2018.

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Ending Q1 with a Bang. At the end of the month, we will take the industry by storm with the triple threat of Cars.com, DealerRater and Dealer Inspire at NADA 2018 in Las Vegas. NADA is a significant industry event and revenue-generator for us as we launch new products, expand our thought leadership position with new research and deepen our connections with our dealer partners. The week after NADA, our editors will show up big at the New York Auto Show, creating dozens of pieces of traffic-driving content around news and trends while sharing their expertise with the media.

THE ROAD AHEAD

Looking forward, we are going to take share and, if the market grows faster, we intend to keep pace. To do this, we will continue to transform our business by growing our dealer count, improving retention and growing revenue per dealer by leveraging our own dedicated salesforce in the tronc and McClatchy affiliate markets. We also will be focused on integrating the high-growth products that Dealer Inspire offers into the Cars.com product suite. With the amazing work you have all proven you can deliver, along with the power of collaboration, I have no doubt this year – as we celebrate our 20th anniversary and first full year as a public company – will be our most exciting.

If you would like more information regarding earnings, please take a look at the attached press release. I look forward to speaking with everyone at our upcoming Town Hall. Let’s keep the momentum going and head into the rest of the year CARS STRONG!

AV

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning our business strategies, plans and objectives, market potential, future financial performance, planned operational and product improvements, liquidity and other matters. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of performance or results. Our actual results could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from those expressed in the forward-looking statements contained in this press release. Such risks, uncertainties, and other important factors include, among others, risks related to our business, our separation from our parent company and our common stock.  For a detailed discussion of many of these risks and uncertainties, see the section entitled “Risk Factors” in our Registration Statement on Form 10, which was filed with the Securities and Exchange Commission on May 4, 2017 (the “Registration Statement”). All forward-looking statements contained in this press release are qualified by these cautionary statements. The forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the Federal securities laws.

Important Shareholder Information and Where You Can Find It

Cars.com plans to file with the SEC and mail to its shareholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company’s 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about Cars.com, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Cars.com, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Cars.com 2018 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in Cars.com will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company’s directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by Cars.com with the SEC, may be obtained by investors and shareholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.Cars.com.